SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):
May 26, 2001



FASHIONMALL.COM
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(Exact Name of Registrant as Specified in its Charter)

    Delaware		    0-26151		    06-1544139
----------------      ----------------        -------------
(State or other      (Commission File        (IRS Employer
jurisdiction of            Number)            Identification
incorporation)                                    No.)

575 Madison Avenue
New York, New York 10022
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(Address of principal executive offices)

Registrant's Telephone Number, including area code: (212) 891-6064


Not Applicable
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(Former Address, if changed since last report)


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Item 5.  Other Events.

The right of TRG Net Investors LLC, the holder of the company's preferred stock, to convert such preferred stock into 824,084 shares of common stock has expired.


























































SIGNATURES


         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 31, 2001



FASHIONMALL.COM, INC.

By: /s/ Benjamin Narasin_________________
Benjamin Narasin
Chairman and Chief Executive Officer